Exhibit 10.2.1.1

AMENDMENT
TO THE CONSOLIDATED EDISON
COMPANY OF NEW YORK, INC.
SUPPLEMENTAL RETIREMENT INCOME PLAN

As Amended and Restated Effective January 1, 2009

Exhibit 10.2.1.1

Pursuant to resolutions adopted by the Board of Directors of Consolidated Edison Company of New York, Inc. (“CECONY”), the Board of Directors of Consolidated Edison, Inc. (“CEI”), the Board of Directors of Orange and Rockland Utilities, Inc. and the Board of Directors of CET, at a meeting duly held on November 17, 2016, the undersigned hereby approves the following amendments to the Consolidated Edison Company of New York, Inc. Supplemental Retirement Income Plan, (the “Plan”) effective January 1, 2017.

1.	Section 2.04(c)(i) is amended by adding the following sentence to the end thereof:

“Notwithstanding any provision in this Plan to the contrary, effective June 1, 2017, such Traditional Formula Participant shall be permitted to modify the payment form of his or her Benefit to elect (A) a Cash Out, or (B) or an actuarially equivalent annuity option offered under the Plan; provided that such election is in accordance with the terms of the Plan and such procedures established by the Plan Administrator, and is in compliance with all applicable laws, including Section 409A.”

2.	Section 2.04(c)(ii) is amended by adding the following sentence to the end thereof:

“Notwithstanding any provision in this Plan to the contrary, effective June 1, 2017, such Traditional Formula Participant shall be permitted to modify the payment form of his or her Benefit to elect (A) a Cash Out, or (B) an actuarially equivalent annuity option offered under the Plan; provided that such election is in accordance with the terms of the Plan and such procedures established by the Plan Administrator, and is in compliance with all applicable laws, including Section 409A.”

Except as hereby amended, all of the terms and conditions set forth in the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 2nd day of May, 2017.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

/s/ Susan Carson
Director of Compensation